EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO § 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A (Amendment No. 1) for the period ended March 31, 2006, for PNM Resources, Inc. (“Company”), as filed with the Securities and Exchange Commission on August 8, 2006 (“Report”), I, Charles N. Eldred, Senior Vice President, and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2006	By:	/s/ Charles N. Eldred
Charles N. Eldred
Senior Vice President, and
Chief Financial Officer